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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): July 29, 2004


                         INTERNATIONAL STEEL GROUP INC.
           ----------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-31926                    71-0871875
-------------------------   ------------------------    ------------------------
     (State or Other               (Commission                 (IRS Employer
       Jurisdiction                File Number)              Identification No.)
    of Incorporation)

4020 Kinross Lakes Parkway, Richfield, Ohio                  44286-9000
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(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including            (330) 659-9100
        area code:                                        ------------------


                     3250 Interstate Drive, Richfield, Ohio
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits:
            The exhibit listed below is being furnished pursuant to Item 12.

             Exhibit
             Number                    Exhibit
            --------  --------------------------------------------
              99.1        Press release, dated July 29, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 29, 2004, International Steel Group Inc. (the "Company") issued a press release containing certain financial results of the Company for the quarter ended June 30, 2004. A copy of the press release is attached hereto as
Exhibit 99.1. The press release shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      INTERNATIONAL STEEL GROUP INC.

                                      By: /s/ Lonnie A. Arnett
                                      -------------------------------------
                                      Name: Lonnie A. Arnett
                                      Title: Vice President, Controller and
                                      Chief Accounting Officer
Dated: July 29, 2004


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number                      Exhibit
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99.1          Press release, dated July 29, 2004.